EXHIBIT 10.1
FIFTH AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
     THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is executed and entered into as of June 27, 2007, by and among ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION V, LLC, a Delaware limited liability company, PALISADES ACQUISITION VI, LLC, a Delaware limited liability company, PALISADES ACQUISITION VII, LLC, a Delaware limited liability company, PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, PALISADES ACQUISITION X, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, SYLVAN ACQUISITION I, LLC, a Delaware limited liability company, and OPTION CARD, LLC, a Colorado limited liability company (sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”); ASTA FUNDING, INC., a Delaware corporation, COMPUTER FINANCE, LLC, a Delaware limited liability company, ASTAFUNDING.COM, LLC, a Delaware limited liability company, ASTA COMMERCIAL, LLC, a Delaware limited liability company, and VATIV RECOVERY SOLUTIONS, LLC, a Texas limited liability company (collectively, “Guarantors”); ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation (“IDB”), as collateral agent for itself and the lenders signatory hereto from time to time (together with any successor collateral agent appointed pursuant to Section 9.7, the “Collateral Agent”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 9.7, the “Administrative Agent”, and together with the Collateral Agent, the “Agents”), and as co-lead arranger; MIDDLE MARKET FINANCE, a division of Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”), as co-lead arranger and as co-administrative agent; and the Lenders (as defined below).
RECITALS:
     A. Borrowers and Guarantors (collectively, the “Credit Parties”), along with Administrative Agent and Lenders entered into a certain Fourth Amended and Restated Loan and Security Agreement dated as of July 11, 2006 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”). All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings attributed to them in the Credit Agreement.
     B. The Credit Parties have requested that the Lenders amend certain terms of the Credit Agreement, pursuant to the terms of this Amendment.

AGREEMENT:
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Administrative Agent and Lenders agree as follows:
SECTION 1. ACCURACY OF RECITALS.
     The Credit Parties acknowledge, represent, warrant and agree that the Recitals stated above are true and complete in all respects.
SECTION 2. MODIFICATION.
     2.1 Definitions. As of the date hereof, the definition of “Applicable Advance Rate”, “Borrowing Base”, “Collections Value Multiple”, “Existing Portfolio” and “New Portfolio” as set forth on Annex A to the Credit Agreement, are amended and restated in their entirety to read as follows:
     “Applicable Advance Rate” means, as of any date of determination by Agent from time to time, as to each Eligible New Portfolio acquired by a Borrower:
     (a) during the first six months such Eligible New Portfolio is owned by that Borrower, 80%; and
     (b) during the seventh through thirty-third months such Eligible New Portfolio is owned by that Borrower, 80% less (i) 2.962963% per month, for each of months seven through thirty-two and (ii) 2.962962% for month thirty-three.
     “Borrowing Base” means, as of any date of determination by Agent from time to time, an amount equal to the sum at such time of:
     (a) the sum of the Loan Value of Eligible New Portfolios times their Applicable Advance Rate, plus
     (b) the lesser of:
     (i) the sum of the Loan Value of Eligible Existing Portfolios, or
     (ii) $15,000,000;
in each case, less any Reserves established by Administrative Agent at such time; and provided, that, at no time shall Advances against (1) Telecom Receivables exceed thirty-five percent (35%) of the sum of (a) and (b) of this definition at the date of determination, (2) any receivables or receivable classes relating to payments by consumers for computers and furniture exceed twenty percent (20%) of the sum of (a) and (b) of this definition, or (3) any other receivables or receivables class not specifically permitted under this Agreement exceed twenty percent (20%) of the sum of (a) and (b) of this definition.

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     “Collections Multiple Value” means the Average Collections for an Eligible Existing Portfolio, multiplied by three (3).
     “Existing Portfolio” shall mean a Portfolio that a Borrower has owned for more than thirty-three (33) months as to which such Borrower has all right, title and interest in the Accounts comprising the Portfolio.
     “New Portfolio” shall mean a Portfolio that any Borrower has owned for thirty-three (33) months or less as to which such Borrower has all right, title and interest in the Accounts comprising the Portfolio.
     2.2 No Other Modifications. Except as otherwise specifically modified by this Amendment, all terms, conditions, covenants, rights, duties, obligations and liabilities of the Credit Parties under the Credit Agreement remain in full force and effect and unmodified.
SECTION 3. REPRESENTATIONS AND WARRANTIES.
     The execution and delivery of this Amendment and the documents and instruments contemplated by this Amendment have been duly authorized by all requisite action by or on behalf of the members of the Credit Parties.
SECTION 4. COVENANTS.
     4.1 This Amendment shall be governed by the terms and provisions of the Credit Agreement.
     4.2 In the event of a conflict between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall govern and control.
     4.3 The Credit Parties hereby confirm and agree that the terms, conditions, covenants, guaranties, assurances, promises and provisions contained in the Loan Documents to which each is a party remain in full force and effect without amendment or modification as a result of this Amendment and that the obligations, liabilities and duties of the Credit Parties remain unimpaired as a result of this Amendment and are in full force and effect.
SECTION 5. BINDING EFFECT.
     The Credit Agreement as modified herein shall be binding upon and shall inure to the benefit of the members of the Credit Parties and their successors and assigns.
SECTION 6. COUNTERPART EXECUTION; FACSIMILES.
     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Signatures may be exchanged by facsimile, with the original signature to follow. Each party to this Amendment agrees to be bound by its own faxed signature and to accept the faxed signature of the other parties to this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:	ASTA FUNDING ACQUISITION I, LLC
ASTA FUNDING ACQUISITION II, LLC
PALISADES COLLECTION, L.L.C.
CLIFFS PORTFOLIO ACQUISITION I, LLC
PALISADES ACQUISITION I, LLC
PALISADES ACQUISITION II, LLC
PALISADES ACQUISITION IV, LLC
PALISADES ACQUISITION V, LLC
PALISADES ACQUISITION VI, LLC
PALISADES ACQUISITION VII, LLC
PALISADES ACQUISITION VIII, LLC
PALISADES ACQUISITION IX, LLC
PALISADES ACQUISITION X, LLC
SYLVAN ACQUISITION I, LLC
OPTION CARD, LLC

	By:	/s/ Mitchell Cohen
		Name:	Mitchell Cohen
		Title:	Manager

GUARANTORS:	ASTA FUNDING, INC.
	By:	/s/ Mitchell Cohen
		Name:	Mitchell Cohen
		Title:	Chief Financial Officer

COMPUTER FINANCE, LLC ASTAFUNDING.COM, LLC ASTA COMMERCIAL, LLC VATIV RECOVERY SOLUTIONS, LLC
	By:	/s/ Mitchell Cohen
		Name:	Mitchell Cohen
		Title:	Manager

AGENT:	ISRAEL DISCOUNT BANK OF NEW YORK, as Administrative Agent, Collateral Agent and Co-Lead Arranger
	By:	/s/ Robert Fainelli
		Name:	Robert Fainelli
		Title:	First Vice President

	By:	/s/ Jeffrey S. Ackerman
		Name:	Jeffrey Ackerman
		Title:	Senior Vice President

MIDDLE MARKET FINANCE, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Co-Administrative Agent and Co-Lead Arranger
By:	/s/ Kenneth R. Geiger
	Name:	Kenneth R. Geiger
	Title:	Vice President

LENDERS:	ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
	By:	/s/ Robert J. Fainelli
		Name:	Robert J. Fainelli
		Title:	First Vice President

	By:	/s/ Jeffrey S. Ackerman
		Name:	Jeffrey S. Ackerman
		Title:	Senior Vice President

MIDDLE MARKET FINANCE, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender
By:	/s/ Kenneth R. Geiger
	Print Name:	Kenneth R. Geiger
	Print Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC., as Lender
By:	/s/ Robert Bomben
	Print Name:	Robert Bomben
	Print Title:	Director

BANK LEUMI USA, as Lender
By:	/s/ Mary Ellen Bronco
	Print Name:	Mary Ellen Bronco
	Print Title:	Vice President

THE BERKSHIRE BANK, as Lender
By:	/s/ Ira A. Mermelstein
	Print Name:	Ira Mermelstein
	Print Title:	Vice President

SIGNATURE BANK, as Lender
By:	/s/ Thomas J. D’Antona
	Print Name:	Thomas J. D’Antona
	Print Title:	Senior Vice President & Senior Lender